88.8% Adjusted EBITDA2

$19 $19 $24 $24 $37 $(10) Q3 2022 Q3 2022Q3 2023 Q3 2023Q3 2024 Q3 2024

$78 $105 $-- $35 $70 $19

HAGERTY Q3 2024 | 10 IN THOUSANDS 2023 RESULTS PRIOR 2024 OUTLOOK2 REVISED 2024 OUTLOOK Total Written Premium $907,175 $1,034,000 - $1,043,000 $1,043,000 - $1,043,000 Total Revenue $1,000,213 $1,160,000 - $1,180,000 $1,180,000 - $1,190,000 Net Income3 $28,179 $76,000 - $84,000 $65,000 - $74,000 Adjusted EBITDA4 $88,162 $130,000 - $140,000 $110,000 - $120,000

To ta l L os s Pe rfo rm an ce 0% 100% 200% 300% 400% 500% 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 To ta l P er ce nt ag e G ro w th 0% 100% 200% 300% 400% 500% 2010 2011 2012 2013 2014 2015 2016 2017 2018 19 2020 021 022 2023 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 2010 2011 2012 2013 2014 2015 2016 2017 2018 19 2020 021 2022 2023

0 100 200 300 400 500 600 700 800 900 2 0 0 4 2 0 0 5 2 0 0 6 2 0 0 7 2 0 0 8 2 0 0 9 2 0 10 2 0 11 2 0 12 2 0 13 2 0 14 2 0 15 2 0 16 2 0 17 2 0 18 2 0 19 2 0 2 0 2 0 2 1 2 0 2 2 2 0 2 3 0% 5% 10% 15% 20% 25% 2 0 0 5 2 0 0 6 2 0 0 7 2 0 0 8 2 0 0 9 2 0 10 2 0 11 2 0 12 2 0 13 2 0 14 2 0 15 2 0 16 2 0 17 2 0 18 2 0 19 2 0 2 0 2 0 2 1 2 0 2 2 2 0 2 3 Total U.S. Auto Written Premium U.S. Auto Written Premium Annual Growth 0 1 0 2 0 3 0 4 0 5 0 6 0 7 0 8 0 9 0 2 0 0 4 2 0 0 5 2 0 0 6 2 0 0 7 2 0 0 8 2 0 0 9 2 0 10 2 0 11 2 0 12 2 0 13 2 0 14 2 0 15 2 0 16 2 0 17 2 0 18 2 0 19 2 0 2 0 2 0 2 1 2 0 2 2 2 0 2 3 0% 5% 10% 15% 20% 25% 2 0 0 5 2 0 0 6 2 0 0 7 2 0 0 8 2 0 0 9 2 0 10 2 0 11 2 0 12 2 0 13 2 0 14 2 0 15 2 0 16 2 0 17 2 0 18 2 0 19 2 0 2 0 2 0 2 1 2 0 2 2 2 0 2 3 Total U.S. Auto Written Premium U.S. Auto Written Premium A nual Growth

Global New Business Count 0 50,000 100,000 150,000 200,000 250,000 300,000 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024E

0 200,000 400,000 600,000 800,000 1,000,000 1,200,000 1,400,000 1,600,000 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 7% annual growth in pre 1980s 18% annual growth in post 1980s ~13% ~2% Pre 1980 Vehicle Count Type Total Market (cars, mm) Collectible Vehicles by CohortHagerty Penetration and U.S. Auto Insured Vehicle Count Hagerty Penetration Pre 1980 Vehicles 11.2 13.3% Post 1980 Vehicles 35.2 1.7% Total ~46.3 4.5% Post 1980 Vehicle Count

Total Revenue 5 YEAR AVERAGE Operating Income 5 YEAR AVERAGE $ IN THOUSANDS Q1 Q2 Q3 Q4 Total 2019 78,479 109,722 111,472 97,601 397,274 2020 106,859 135,462 135,781 121,446 499,548 2021 129,200 167,409 168,086 154,384 619,079 2022 167,811 206,017 216,757 197,003 787,588 2023 218,352 261,244 275,574 245,043 1,000,213 5 Year Average Total Revenue % 21% 27% 27% 25% 100% $ IN THOUSANDS Q1 Q2 Q3 Q4 Total 2019 (5,808) 13,247 9,258 (6,149) 10,548 2020 (4,171) 17,441 12,650 (10,074) 15,846 2021 (5,096) 14,274 1,758 (21,006) (10,070) 2022 (13,004) 2,387 (21,223) (35,726) (67,566) 2023 (16,489) 17,253 16,117 (6,473) 10,408 5 Year Average Operating Income % (34)% 51% 67% 15% 100% 21% 27% 27% 25% Q1 Q2 Q3 Q4 —% 10% 20% 30% 40% (34%) 51% 67% 15% 70% 80% 60% 50% 40% 30% 20% 10% 0 (10%) (20%) (30%) (40%) (50%) Q1 Q1 Q2 Q3 Q4

$ IN MILLIONS 112 117 127 140 147 152 158 166 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 64 75 110 103 78 89 129 116 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 21 27 24 33 20 31 27 42 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024

IN THOUSANDS Q3 2023 Q4 2023 - Q2 2024 Q3 2024 TTM Net income $18,623 $59,898 $19,007 $78,905 Interest and other (income) expense1 (6,260) (26,730) (8,359) (35,089) Income tax (benefit) expense 4,604 15,531 (1,022) 14,509 Depreciation and amortization 10,753 31,490 9,184 40,674 EBITDA 27,720 80,189 18,810 98,999 Restructuring, impairment and related charges, net 473 (45) — (45) (Gain) loss related to warrant liabilities, net (850) (4,881) 463 (4,418) Share-based compensation expense 4,935 13,786 4,092 17,878 Gain related to divestiture 4,112 (186) — (186) Other unusual items2 987 1,290 800 2,090 Adjusted EBITDA $37,377 $90,153 $24,165 $114,318

IN THOUSANDS (EXCEPT PER SHARE AMOUNTS) Q3 2024 Q3 2023 YTD 2024 YTD 2023 Numerator: Net income available to Class A Common Stockholders1 $2,798 $3,255 $7,753 $3,712 Accretion of Series A Convertible Preferred Stock 1,875 1,838 5,552 1,838 Undistributed earnings allocated to Series A Convertible Preferred Stock 212 261 607 110 Net income attributable to non-controlling interest 14,122 13,269 55,951 13,477 Consolidated net income 19,007 18,623 69,863 19,137 (Gain) loss related to warrant liabilities 463 (850) 8,544 1,419 Adjusted consolidated net income2 $19,470 $17,773 $78,407 $20,556 Denominator: Weighted-average shares of Class A Common Stock Outstanding1 89,691 84,479 86,689 84,042 Total potentially dilutive shares outstanding: Non-controlling interest units 255,178 255,499 255,178 255,499 Series A Convertible Preferred Stock, on an as-converted basis 6,785 6,785 6,785 6,785 Total unissued share-based compensation awards 8,076 8,490 8,076 8,490 Total warrants outstanding — 19,484 — 19,484 Potentially dilutive shares outstanding 270,039 290,258 270,039 290,258 Fully dilutive shares outstanding2 359,730 374,737 356,728 374,300 Basic Earnings per Share1 $0.03 $0.04 $0.09 $0.04 Adjusted Earnings per Share2 $0.05 $0.05 $0.22 $0.05

IN THOUSANDS 2024 Low 2024 High Net income $65,000 $74,000 Interest and other (income) expense2 (35,000) (35,000) Income tax (benefit) expense 14,000 15,000 Depreciation and amortization 40,000 40,000 Gain (loss) related to warrant liabilities, net 8,500 8,500 Share-based compensation expense 17,500 17,500 Adjusted EBITDA $110,000 $120,000